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                                                                   EXHIBIT 23.02

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-79437 of JCC Holding Company on Form S-8 of our report dated March 24, 2000, appearing in this Annual Report on Form 10-K of JCC Holding Company for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP

Memphis, Tennessee
March 29, 2000